UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 05, 2006
                                                  (June 02, 2006)



                             PEGASUS WIRELESS CORP.
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             (Exact name of registrant as specified in its charter)



      Nevada                            000-32567                52-2273215
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)


  48499 Milmont Dr., Freemont, CA                                   94538
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (510) 490-8288


                                      N/A
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         (Former name or former address, if changed since last report.)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))

SECTION 5 - CORPORATE GOVERNANCEAND MANAGEMENT


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On June 02, 2006, the Board of Directors elected Scott Rosenberger as Chief Operating Officer, (COO). The Company believes that the addition of Mr. Rosenberger will assist the Company to grow and reach its goals more rapidly as a result of the unique expertise, experience and contacts he brings to the Company.

Following is Mr. Rosenberger's bio:

Atlantic Manufacturing

         1973 -1989
         President
         16 Yrs Manufacturing Experience

Internet Enterprise Center

         1996-1998

         Co-Founder

     The Center - Overview - Baltimore's First CyberPort Overview: Internet Enterprise Center, Inc. offers office suites with full Internet access for new and small businesses who are large-scale users/suppliers of Internet services. The purpose of IEC is to greatly reduce the cost of high-bandwidth Internet access and business costs by combining both on one low cost premises along with additional technical and support services. Incubator clients are selected through a screening process by IEC's Advisory Board . It determines the "fit" and "need" of businesses who apply for admission.

Baltimore's First Cyberport

     IEC is a private condo cyberport - Internet Technology Park - which provides low-cost, high bandwidth access, Web services, office suites and related business incubator services to Internet-related businesses.

     The core concept is to provide wholesale level Internet access at the client's doorstep, or on-site server, which is tied directly into IEC's Internet backbone. This eliminates telephone company local loop charges so our clients save 25-50% on their monthly Internet connection charges. Combined with low cost floor space, and available levels of business services and support, IEC is a great way to economize.Internet Service Provider

Skynetweb Ltd

         1998-2001
         Co-Founder

     Founded in 1999, SkyNetWEB is a wholly-owned subsidiary of Affinity Internet Inc. SkyNetWEB has become the industry leader in dedicated server outsourcing solutions, providing web and application hosting to Fortune 1000 companies, web developers, international web hosting companies, portals and other solution providers. We host over 1,000 dedicated servers for companies in 100 different countries. Our commitment to providing unparalleled customer care, customizable dedicated solutions in a Class A data center and competitive pricing, has attracted customers seeking solutions for portal and web hosting sites, corporate web sites, email hosting, database servers and development environments.

Wireless Frontier

         2003-2004

         Executive Vice President

Harbor Enterprise Center LLC

         1990-2006

         Managing Member

         Real Estate Development




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                               PEGASUS WIRELESS CORP.

    June 05, 2006          By:  /s/ Stephen H. Durland
                                --------------------------
                                Stephen H. Durland
                                Title: CFO